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                                                            EXHIBIT 10.18

                               SECOND AMENDMENT
                                    TO THE
                          RENTAL SERVICE CORPORATION
                          FIRST AMENDED AND RESTATED
                    EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

     The shareholders of Rental Service Corporation (the "Company") previously approved the adoption of the Rental Service Corporation First Amended and Restated Employee Qualified Stock Purchase Plan (the "Q.S.P. Plan") to assist employees of the Company in acquiring stock ownership interests in the Company. By this instrument, the Company desires to amend the Q.S.P. Plan to clarify that the Company originally intended to designate sales commissions as an item included in the definition of "Base Pay" under the Q.S.P. Plan and to permit participants who discontinue participating in the Q.S.P. Plan during an Offering Period the option of withdrawing funds contributed to the Q.S.P. Plan during the Offering Period or leaving such amounts in the Q.S.P. Plan until the end of the Offering Period. The Company therefore and hereby adopts this Amendment to Rental Service Corporation First Amended and Restated Qualified Stock Purchase Plan as set forth below pursuant to Section 16 of the Q.S.P. Plan.

     1. This Amendment shall amend only those Sections specified herein and those Sections not amended hereby shall remain in full force and effect.

     2. The provisions of this Amendment shall be effective as set forth below.

     3. Effective as of the effective date of the Q.S.P. Plan, Section 2(b) of the Q.S.P. Plan is hereby amended and restated in its entirety as follows:

          (b)     "Base Pay" shall mean gross pay received by an Employee on each Payday as cash compensation for services to the Company, including any sales commissions Employee received by or through the Company, but excluding overtime payments,
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          incentive compensation, bonuses, and other special-payments, except to the extent that the inclusion of any such item is specifically designated by the Administrator.

     4. Effective for the Offering Period that began on July 1, 1998, Section 11(b) of the Plan is hereby amended and restated in its entirety as follows:

               (b) Upon cessation of participation by an Eligible Employee, such Eligible Employee's payroll deductions shall cease. If the Eligible Employee ceases to participate due to death, the balance of payroll deductions credited to such Eligible Employee's account shall be paid or distributed to the executor or administrator of the Eligible Employee's estate, and neither the Administrator nor the Company shall have any further liability to anyone. Except as provided below, if the Eligible Employee ceases to participate for any reason other than death, the Eligible Employee has the right to elect, within the 30-day period after ceasing to participate (or if earlier the first day of the last two weeks before the end of the Offering Period), either to (i) have any balance of payroll deductions credited to the Eligible Employee's account under the Q.S.P. Plan paid to the Employee in cash in one lump sum as soon as practicable after cessation of participation, without payment of any interest, or (ii) have the balance of payroll deductions credited to the Eligible Employee's account under the Q.S.P. Plan remain in such Plan and have the Eligible Employee's Option exercised on the last day of the Offering Period, in accordance with Section 8(b). If the Eligible Employees fails to make an election, the balance of payroll deductions credited to the Eligible Employee's account under the Q.S.P. Plan shall be paid to the Employee in cash in one lump sum as soon as practicable after the end of the notice period, without payment of any interest. If the Eligible Employee ceases participation within the last two weeks of an Offering Period, the balance of payroll deductions credited to the Eligible Employee's account under the Q.S.P. Plan will remain in such Plan and the Eligible Employee's Option will be exercised on the last day of the Offering Period, in accordance with Section 8(b).

     5. This Amendment shall be attached hereto and shall become part of the Q.S.P. Plan.

                                 * * * * *
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     I hereby certify that the foregoing Amendment was adopted by the Board of
     Directors of Rental Service Corporation on the 14th day of September, 1998.

                                   RENTAL SERVICE CORPORATION


                                   By: /s/ David B. Harrington
                                       -----------------------
                                   Its: Senior Vice President of Human Resources